UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 15, 2003


                       UNITED FINANCIAL MORTGAGE CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             ILLINOIS                  001-14127              36-3440533
   ----------------------------       ------------        -------------------
   (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)


          815 Commerce Drive,  Suite 100, Oak Brook, Illinois 60523
          ---------------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (630) 571-7222

                                 Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

  Item 9.  Regulation FD Disclosure.

      On December 15, 2003, United Financial Mortgage Corp. (the "Company") announced that it has completed its sale of 2,039,214 shares of common stock in an underwritten public offering. Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

       Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 United Financial Mortgage Corp.

 December 15, 2003               /s/ Steve Y. Khoshabe
                                 -------------------------------------
                                 Steve Y. Khoshabe
                                 President and Chief Executive Officer

                              INDEX TO EXHIBITS
                              -----------------

 EXHIBIT
 -------

 99.1      Press Release dated December 15, 2003